UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*****
IMPORTANT INFORMATION

SoftVest, L.P. (“SoftVest LP”) will file a proxy statement with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). SoftVest LP will furnish the definitive proxy statement to holders of Shares, together with a WHITE proxy card. INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler and Horizon Kinetics LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ beneficial ownership of Shares is set forth in Item 5 of the Schedule 13D filed by SoftVest LP with the SEC on March 15, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Special Meeting will be included in the proxy statement that SoftVest LP will file with the SEC.

*****
1

The following is a copy of a Schedule 13D filed by SoftVest LP with the SEC on March 15, 2019:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. __)*

Texas Pacific Land Trust

(Name of Issuer)

Sub-shares in Certificates of Proprietary Interest

(Title of Class of Securities)

882610108

(CUSIP Number)

Eric L. Oliver c/o SoftVest Advisors, LLC 400 Pine Street, Suite 1010 Abilene, Texas 79601 (325) 677-6177	Allan R. Tessler c/o ART-FGT Family Partnership Limited 2500 Moose-Wilson Road Wilson, Wyoming 83014 (307) 734-2426

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

March 15, 2019

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Sections 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

 Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
SoftVest, L.P.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
130,500

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
130,500

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
130,500

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.7%

14	TYPE OF REPORTING PERSON
PN

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
SoftVest Advisors, LLC

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
AF

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
130,500*

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
130,500*

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
130,500*

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☒

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.7%

14	TYPE OF REPORTING PERSON
IA

* Excludes the Horizon Shares and Tessler Shares (each as defined below), with respect to which SoftVest Advisors, LLC disclaims beneficial ownership.

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
Eric L. Oliver

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
AF, PF

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
United States

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
2,700

	8	SHARED VOTING POWER
130,500*

	9	SOLE DISPOSITIVE POWER
2,700

	10	SHARED DISPOSITIVE POWER
130,500*

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
133,200*

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☒

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.7%

14	TYPE OF REPORTING PERSON
IN

* Excludes the Oliver Children Shares, the Tessler Shares and the Horizon Shares (as defined below), with respect to which Mr. Oliver disclaims beneficial ownership.

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
ART-FGT Family Partners Limited

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
Wyoming

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
10,330*

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
10,330*

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
10,330*

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☒

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.1%

14	TYPE OF REPORTING PERSON
PN

* Excludes the Horizon Shares and SoftVest Shares (each as defined below), as well as the 1,300 Shares beneficially owned by Tessler Family Limited Partnership, with respect to which ART-FGT Family Partners Limited disclaims beneficial ownership.

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
Tessler Family Limited Partnership

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
Wyoming

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
1,300*

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
1,300*

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
1,300*

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☒

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.1%

14	TYPE OF REPORTING PERSON
PN

* Excludes the Horizon Shares and SoftVest Shares (each as defined below), as well as the 10,330 Shares beneficially owned by ART-FGT Family Partners Limited, with respect to which Tessler Family Limited Partnership disclaims beneficial ownership.

CUSIP No. 882610108

1	NAME OF REPORTING PERSONS
Allan R. Tessler

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☒
			(b)	☐

3	SEC USE ONLY

4	SOURCE OF FUNDS
AF

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
United States

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
11,630*

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
11,630*

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11,630*

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES			☒

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.1%

14	TYPE OF REPORTING PERSON
IN

* Excludes the Horizon Shares and SoftVest Shares (each as defined below), with respect to which Mr. Tessler disclaims beneficial ownership.

Item 1.	Security and Issuer

This statement relates to the sub-share certificates of proprietary interests (the “Shares”) of Texas Pacific Land Trust (“TPL”). The address of TPL’s principal executive office is 1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201.

Item 2.	Identity and Background

(a) This Schedule 13D is being filed by (1) SoftVest Advisors, LLC, a Delaware limited liability company (“SoftVest Advisors”), (2) SoftVest, L.P., a Delaware limited partnership (“SoftVest LP”),  (3) Eric L. Oliver (“Mr. Oliver” and, together with SoftVest Advisors and SoftVest LP the “SoftVest Reporting Persons”), (4) ART-FGT Family Partners Limited, a Wyoming limited partnership (“ART-FGT LP”), (5) Tessler Family Limited Partnership, a Wyoming limited partnership (“Tessler Family LP”) and (6) Allan R. Tessler (“Mr. Tessler”  and, together with ART-FGT LP and Tessler Family LP, the “Tessler Reporting Persons”). The SoftVest Reporting Persons and the Tessler Reporting Persons are collectively referred to as the “Reporting Persons.” Mr. Tessler is a partner of and controls each of ART-FGT LP and Tessler Family LP.

The general partner of SoftVest LP is SoftVest GP I, LLC, a Delaware limited liability company (“SV GP”). Mr. Oliver is the managing member of SV GP.

The general partner of ART-FGT LP is Tessler FMC, LLC, a Wyoming limited liability company (“Tessler LLC”). Mr. Tessler and his spouse, Frances G. Tessler, are the members of Tessler LLC. Andrea Tessler and Karla Tessler, daughters of Mr. Tessler, are the managers of Tessler LLC.

The general partner of Tessler Family LP is Apres Vous, LLC, a Wyoming limited liability company (“Apres LLC”). Andrea Tessler, Karla Tessler and Christopher Tessler, the children of Mr. Tessler, are the members of Apres LLC. Andrea Tessler and Karla Tessler are the managers of Apres LLC.

(b) The principal business address of the SoftVest Reporting Persons and SV GP is 400 Pine Street, Suite 1010, Abilene, Texas 79601. The principal business address of the Tessler Reporting Persons is 2500 Moose-Wilson Road, Wilson, WY 83014.

(c) The principal business of SoftVest Advisors is to serve as investment manager of SoftVest LP. The principal business SV GP is to act as general partner to SoftVest LP. SoftVest LP is a hedge fund specializing in the ownership of oil and gas minerals and royalties. The principal occupation of Mr. Oliver is serving as President and managing member of SoftVest Advisors.

The principal business of each of ART-FGT LP and Tessler Family LP is to invest in private and public securities. The principal business of Tessler LLC and Apres LLC is to act as general partner to ART-FGT LP and Tessler Family LP, respectively. Mr. Tessler’s principal occupation is as Chairman of the Board and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm.

(d) (e) During the last five years, none of the Reporting Persons or SV GP (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Each of Mr. Oliver and Mr. Tessler is a citizen of the United States of America.

Item 3.	Source and Amount of Funds or Other Consideration

SoftVest LP expended an aggregate of approximately $30,000,000 of its own investment capital to acquire the 130,500 Shares beneficially owned by it. In addition, Mr. Oliver, his relatives and affiliated entities expended an aggregate of approximately $810,000 of their own funds to acquire the additional 2,700 Shares beneficially owned by Mr. Oliver.

ART-FGT LP and Tessler Family LP, expended an aggregate of approximately $1,911,839 and $390,425, respectively, of their investment capital to acquire the Shares beneficially owned by them.

The Reporting Persons may effect purchases of Shares through margin accounts maintained for them with brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in Shares may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Such margin accounts may from time to time have debit balances. In addition, since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase Shares.

On March 15, 2019, SoftVest Advisors, Horizon Kinetics LLC, a Delaware limited liability company (“Horizon”), ART-FGT LP and Tessler Family LP entered into a Cooperation Agreement (as described in Item 6 of this Schedule 13D) (the “Cooperation Agreement”) with respect to Shares beneficially owned by them. No Shares were purchased by any Reporting Person at such time pursuant to the Cooperation Agreement, and thus no funds were then used for such purposes.

Item 4.	Purpose of Transaction

The Reporting Persons acquired the Shares for investment purposes.

From time to time the Reporting Persons have engaged with the trustees and other representatives of TPL, investors and other industry participants to discuss various opportunities to maximize the value of TPL for the benefit of holders of Shares. Such discussions have included (1) the conversion of TPL into a Delaware corporation subject to modern governance principles, as permitted by TPL’s declaration of trust, (2) focusing on the establishment of an experienced team around TPL’s new water business, with clearly defined goals and objectives, or otherwise considering the separation or sale of such business to a third party with a retained royalty, and (3) the addition of Mr. Oliver as a trustee of TPL. The Reporting Persons believe that the trustees of TPL should fully explore these options, as well as any other opportunities available to maximize value for holders of Shares. In addition, the Reporting Persons believe that the Trust should be more transparent and frequent on its updates to holders of Securities (e.g. drilling updates, drilled and uncompleted well updates, water production, water injection volumes, and engineering reports).

On March 4, 2019, the trustees of TPL announced that they will call a special meeting of holders of Shares on May 8, 2019 for the election of a new trustee of TPL to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). SoftVest Advisors currently intends to nominate Mr. Oliver for election as trustee at the Special Meeting and, in connection therewith, solicit proxies from beneficial owners of Shares to vote for the election of Mr. Oliver as a trustee of TPL.

On March 15, 2019, SoftVest Advisors, Horizon, ART-FGT LP and Tessler Family LP entered into the Cooperation Agreement to support the election of Mr. Oliver as a trustee of TPL at the Special Meeting. The description of the Cooperation Agreement under Item 6 below is incorporated herein by reference.

The Reporting Persons may also take other steps to increase value for the holders of Shares as well as pursue other plans or proposals that relate to, or would result in, any of the matters set forth in subparagraphs (a)-(j) of Item 4 of Schedule 13D (including those described in the second paragraph of this Item 4).

The Reporting Persons intend to review their investment in the Shares on a continuing basis. Depending on various factors including, without limitation, TPL’s financial position and investment strategy, the price levels of the Shares, conditions in the securities markets and general economic and industry conditions, the Reporting Persons may in the future take such actions with respect to their investment in TPL as they deem appropriate including, without limitation, purchasing additional Shares or selling some or all of their Shares.

***

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

SoftVest LP will file a proxy statement with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. SoftVest LP will furnish the definitive proxy statement to holders of Shares, together with a WHITE proxy card. INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

The Reporting Persons and Horizon may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ beneficial ownership of Shares is set forth under Item 5 below. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Special Meeting will be included in the proxy statement that SoftVest LP will file with the SEC.

Item 5.	Interest in Securities of the Issuer

Percentages of the Shares outstanding reported in this Schedule 13D are calculated based upon the 7,760,414 Shares outstanding as of January 31, 2019, as reported in TPL’s Annual Report on Form 10-K for the year ended December 31, 2018, filed by TPL with the SEC on February 28, 2019.

(a) (b) SoftVest LP beneficially owns 130,500 Shares (the “SoftVest Shares”), which represent approximately 1.7% of the outstanding Shares. SoftVest LP, SoftVest Advisors and Mr. Oliver share voting power and dispositive power with respect to the SoftVest Shares.

SoftVest Advisors beneficially owns the SoftVest Shares.

Mr. Oliver beneficially owns 133,200 Shares (representing approximately 1.7% of the outstanding Shares), which includes (i) the 130,500 SoftVest Shares, (ii) 100 Shares that Mr. Oliver holds in his own name, (iii) 350 Shares held by trusts administered for the benefit of Mr. Oliver’s grandchildren, and (iv) 2,250 Shares owned by Debeck LLC and Debeck Properties LP, which Mr. Oliver controls (the Shares described in clauses (ii)-(iv) are referred to as the “Additional Oliver Shares”). Mr. Oliver has sole voting and dispositive power with respect to the Additional Oliver Shares.

Mr. Oliver’s children own an additional 2,389 Shares, with respect to which Mr. Oliver disclaims beneficial ownership (the “Oliver Children Shares”).

ART-FGT LP beneficially owns 10,330 Shares (the “ART-FGT Shares”), which represent approximately 0.1% of the outstanding Shares. ART-FGT LP and Mr. Tessler share voting power and dispositive power with respect to the ART-FGT Shares.

Tessler Family LP beneficially owns 1,300 Shares (the “TF Shares”), which represent approximately 0.1% of the outstanding Shares. Tessler Family LP and Mr. Tessler share voting power and dispositive power with respect to the TF Shares.

Mr. Tessler beneficially owns 11,630 Shares (representing approximately 0.1% of the outstanding Shares), which includes the ART-FGT Shares and the TF Shares (collectively, the “Tessler Shares”).

As a result of the Cooperation Agreement, Horizon and the Reporting Persons may be deemed to have formed a “group” pursuant to Rule 13d-5(b)(1) promulgated under the Act. The Shares reported in this Schedule 13D do not include security interests owned by Horizon. Horizon has filed a separate amendment to its Schedule 13D reporting beneficial ownership of 1,802,442 Shares (the “Horizon Shares”) representing approximately 23.2% of the outstanding Shares. This number does not include approximately 22,695 Shares held directly by senior portfolio managers of Horizon and their families. The Reporting Persons assume no responsibility for the information contained in any such Schedule 13D or any amendment thereto.

Each of SoftVest Advisors, Horizon, ART-FGT LP and Tessler Family LP, as parties to the Cooperation Agreement, may also be deemed to share voting power and dispositive power with respect to the SoftVest Shares, the Tessler Shares and the Horizon Shares as a result of the covenants and restrictions set forth in the Cooperation Agreement. Therefore, each of the parties to the Cooperation Agreement may be deemed to beneficially own all Shares beneficially owned by the other parties to the Cooperation Agreement. Any such beneficial ownership resulting from the terms of the Cooperation Agreement is expressly disclaimed by the parties to the Cooperation Agreement, and is not otherwise reflected in the computations set forth in this Schedule 13D.

(c)       Set forth on Schedule A hereto are all transactions in the securities of TPL effected during the past sixty days by SoftVest LP. None of the other Reporting Persons have effected any transactions in the securities of TPL during the past sixty days.

(d)       Except as set forth in this Item 5, no other person is known to have the right to receive, or the power to direct the receipt of, dividends from, or proceeds from the sale of, Shares.

(e)       Not applicable.

Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

The responses to Item 3, Item 4 and Item 5 and the information set forth in Schedule A of this Schedule 13D are incorporated herein by reference.

Cooperation Agreement

The Cooperation Agreement provides that each party will attend the Special Meeting in person or by proxy and vote the Shares beneficially owned by such party in favor of the election of Mr. Oliver as a trustee of TPL (the “Oliver Election”). Without the prior consent of the other parties and subject to certain exceptions, no party will sell or otherwise dispose of any Shares.

The Cooperation Agreement further provides that SoftVest Advisors will take the lead on all activities related to the Oliver Election, including (i) the conduct or settlement of any proxy contest, consent solicitation or similar actions involving the Special Meeting and (ii) the manner, form, content and timing of any communications with TPL related to the Oliver Election, as well as any public disclosures, public statements or other public communications relating to the Oliver Election and the Special Meeting, the Cooperation Agreement or the activities contemplated by the Cooperation Agreement (except to the extent such disclosure is required by a regulatory filing). SoftVest Advisors must reasonably consult with the other parties with respect to the form, content and timing of any communications with TPL or the taking of any of the foregoing actions.

Each party has agreed to pay all documented, third-party, out-of-pocket costs and expenses (“Eligible Expenses”) as it may agree from time to time in writing (which may be via e-mail) and to use its reasonable best efforts to consult with the other parties in advance prior to incurring expenses greater than Ten Thousand Dollars ($10,000).

The Cooperation Agreement automatically terminates at the end of the day of completion of the Special Meeting.

The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 1 and incorporated by reference.

Joint Filing Agreement

On March 15, 2019, the Reporting Persons entered into a Joint Filing Agreement pursuant to which they agreed to the joint filing on behalf of each of them of this Schedule 13D (and any amendments thereto) with respect to the securities of TPL. Such Joint Filing Agreement is attached hereto as Exhibit 2.

Item 7.	Material to be Filed as Exhibits

Exhibit Number	Description of Exhibits

1	Cooperation Agreement, dated as of March 15, 2019, by and among SoftVest Advisors, LLC, Horizon Kinetics LLC, ART-FGT Family Partners Limited and Tessler Family Limited Partnership.

2	Joint Filing Agreement, dated as of March 15, 2019.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

SOFTVEST, LP

	By:	SoftVest GP I, LLC its general partner
Date: March 15, 2019
	By:	/s/ Eric L. Oliver
		Name:	Eric L. Oliver
		Title:	President

SOFTVEST ADVISORS, LLC

Date: March 15, 2019
	By:	/s/ Eric L. Oliver
		Name:	Eric L. Oliver
		Title:	President

ERIC L. OLIVER

Date: March 15, 2019
	By:	/s/ Eric L. Oliver

ART-FGT FAMILY PARTNERS LIMITED

	By:	Tessler FMC LLC, its general partner

Date: March 15, 2019
	By:	/s/ Andrea Tessler
		Name:	Andrea Tessler
		Title:	Manager

TESSLER FAMILY LIMITED PARTNERSHIP

	By:	Apres Vous LLC, its general partner
Date: March 15, 2019
	By:	/s/ Andrea Tessler
		Name:	Andrea Tessler
		Title:	Manager

Allan R. Tessler

Date: March 15, 2019
	By:	/s/ Allan R. Tessler

SCHEDULE A

This Schedule A sets forth information with respect to each purchase and sale of Shares which was effectuated by SoftVest LP during the past sixty days. All transactions were effectuated in the open market through a broker.

Date of Transaction	Number of Shares Sold	Avg. Price per Share ($)

02/01/19	1,500	716.733
02/04/19	2,000	724.094
02/05/19	504	730.020
02/06/19	5	734.980
02/14/19	1,500	735.708
02/15/19	1,216	748.792
02/19/19	3,275	766.018
02/20/19	1,500	789.979

Exhibit 1

COOPERATION AGREEMENT

THIS COOPERATION AGREEMENT (this “Agreement”), dated as of March 15, 2019, is by and among SoftVest Advisors, LLC (“SoftVest”), Horizon Kinetics LLC, Tessler Family Limited Partnership, and ART-FGT Family Partners Limited (collectively, the “Parties” and each, a “Party”).

WHEREAS, each of the Parties beneficially owns sub-shares in Certificates of Proprietary Interest (“Securities”) of Texas Pacific Land Trust (the “Trust”);

WHEREAS, the trustees of the Trust announced on March 4, 2019 that they will call a special meeting of holders of Securities for election of a new trustee of the Trust (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”);

WHEREAS, SoftVest currently intends to (i) nominate Eric L. Oliver (“Oliver”) for election as trustee of the Trust at the Special Meeting, and (ii) solicit proxies from beneficial owners of Securities to vote for the election of Oliver as a trustee of the Trust at the Special Meeting (the “Solicitation”); and

WHEREAS, the Parties desire to support the election of Oliver as a trustee of the Trust at the Special Meeting and coordinate certain efforts with respect thereto, including, without limitation, the voting at the Special Meeting of Securities beneficially owned by them, their controlled affiliates, and any of their and their controlled affiliates’ respective investment funds, managed accounts or other investment vehicles managed or advised by them (“Covered Entities”), all in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, and intending to be legally bound, the Parties agree as follows:

1.
Beneficial Ownership.  Each Party hereby represents and warrants to each of the other Parties that as of the date hereof (i) it beneficially owns the number of Securities set forth on Schedule 1 beside the name of such Party in the column headed “Beneficially Owned Securities”, (ii) except as disclosed in such Schedule 1, such Party does not have beneficial ownership of any Securities or other securities of the Trust (including, without limitation, equity-linked and debt securities), and (iii) other than this Agreement, it is not a party to any agreement, arrangement or understanding with any other person or entity in connection with the holding, voting or disposition of Securities.

2.
Sale of Securities. From and after the date hereof, without the prior consent of the other Parties, no Party shall, directly or indirectly, including, without limitation, through any of their Covered Entities (i) sell, pledge or otherwise dispose of any Securities it beneficially owns (other than (A) in connection with customary margin or similar requirements, and (B) in the case of Horizon Kinetics LLC, as may be required in response to express client directions, limitations or regulatory requirements) or (ii)  enter into any agreement, arrangement or understanding with any other person in connection with the holding, voting or disposition of Securities.

3.
Voting. Each Party shall: (i) use reasonable best efforts so that it can vote all Securities it beneficially owns as of the date hereof at the Special Meeting; and (ii) on the date of the Special Meeting, (x) attend the Special Meeting in person or by proxy such that all Securities beneficially owned by such Party as of the date hereof are represented at the Special Meeting, and (y) at the Special Meeting, vote such Securities in person or by proxy in favor of the election of Oliver as a trustee of the Trust (the “Oliver Election”), and in favor of procedural actions or matters related to giving effect to the Oliver Election (but in no event in contravention of the Oliver Election).

4.
Coordinated Activities. SoftVest will take the lead on all activities related to the Oliver Election including, without limitation: (i) the conduct or settlement of any proxy contest, consent solicitation or similar actions involving the Special Meeting; and (ii) the manner, form, content and timing of any communications with the Trust related to the Oliver Election, as well as any public disclosures, public statements or other public communications, in each case relating to the Oliver Election and the Special Meeting, this agreement or the activities contemplated by this agreement (except to the extent such disclosure is required by a regulatory filing, but subject to Section 6 below); provided, however, that SoftVest agrees to reasonably consult with the other Parties with respect to the form, content and timing of any communications with the Trust or the taking of any of the other actions set forth in the preceding portion of this sentence. The Parties shall cooperate and take all actions reasonably required in furtherance of any actions agreed to be undertaken pursuant to this Agreement.

5.
Expenses.  All Eligible Expenses incurred by any Party will be shared by the Parties as they may agree from time to time in writing (which may be via e-mail). Each Party will use its reasonable best efforts to consult with the other Parties in advance prior to incurring expenses greater than Ten Thousand Dollars ($10,000.00). “Eligible Expenses” means all documented, third party, out-of-pocket costs and expenses (including, without limitation, the documented fees, expenses and disbursements of lawyers, proxy solicitors, accountants, consultants, financial advisors and other advisors).

6.	Regulatory Reporting.

a.
Each Party shall cooperate (including, without limitation, providing the other Parties with not less than 24 hours prior notice, unless a shorter time is reasonably required by the circumstances) in connection with any regulatory filing that may be required to be made in connection with the matters contemplated by this agreement, including, without limitation, any filing made pursuant to Regulation 13D and Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

b.	Each of the Parties will be responsible for the filing of their respective Schedule 13D in the event any group formed hereunder is required to make such filing.

c.
SoftVest will take the lead in preparing and filing with the Securities and Exchange Commission (“SEC”) any preliminary and definitive proxy statement, as well as other materials, that may be required to be filed with the SEC under Regulation 14A in connection with the Oliver Election and the Special Meeting, provided that the other Parties (i) agree to be named as “participants” in the Solicitation in any such filing under Regulation 14A and (ii) will provide SoftVest with any information reasonably required from such other Party or its affiliates for inclusion in any such filing.

d.
Each of the Parties agrees that it shall be responsible for the completeness and accuracy of the information concerning it and its affiliates contained in any filing pursuant to Section 13(d), Section 14(a) or Section 16 of the Exchange Act and hereby agrees to indemnify the other Party, from and against any losses, damages, costs, expenses (including, without limitation, any reasonable and documented attorneys’ fees), fines, penalties, disbursements and amounts paid in settlement arising out of any failure with respect to the completeness or accuracy of such information.

7.
Termination. This Agreement will automatically terminate at 11:59 p.m. (New York time) on the day of completion of the Special Meeting, unless earlier terminated by the mutual written agreement of the Parties. Sections 5, 6(d), 7, 8 and 9 shall survive any termination of this Agreement. The Parties agree that, notwithstanding anything to the contrary herein, SoftVest shall have no liability hereunder in the event that Oliver is unable or unwilling, for any reason or no reason, to stand for election as a trustee of the Trust at the Special Meeting, or is otherwise unwilling or unable to serve as trustee of the Trust after his election at the Special Meeting.

8.
Relationship of the Parties. Nothing in this Agreement shall be construed as creating among the Parties any joint venture, partnership, association or other entity for any purpose (including, without limitation, for U.S. income tax purposes) or any agency relationship, nor shall any Party, except as expressly set forth in this Agreement, (i) have the right, power or authority to create any obligation or duty, express or implied, on behalf of any other Party or (ii) have any fiduciary or other duties to any other Party. Each Party agrees that it does not have any interest in the profits or losses of any other Party in connection with its acquisition or deposition of any Securities.

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9.
Miscellaneous. This Agreement (i) shall be governed by and construed in accordance with the laws of the State of New York, (ii) may not be assigned, amended, waived or modified except by a writing signed by each Party (or, with respect to a waiver, the Party against whom such waiver is asserted), (iii) may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, (iv) represents the entire agreement between the Parties with respect to the subject matter of this Agreement and (v) is not intended to be enforceable by any person who is not a party to this Agreement. Without prejudice to the last sentence of Section 4 of this Agreement, from time to time, at the reasonable request of any Party and without further consideration, each Party shall execute and deliver such additional documents as may be necessary or appropriate to consummate and make effective, in the most expeditious manner, the transactions contemplated by this Agreement. For purposes of this Agreement “beneficially own” or “beneficial ownership” with respect to any securities shall mean having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Exchange Act.

[Remainder of Page Intentionally Left Blank]

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The Parties have caused this Agreement to be executed as of the day and year first above written.

HORIZON KINETICS LLC

By:	/s/ Jay Kesslen
	Name:	Jay Kesslen
	Title:	General Counsel

SOFTVEST ADVISORS, LLC

By:	/s/ Eric L. Oliver
	Name:	Eric L. Oliver
	Title:	President

ART-FGT FAMILY PARTNERS LIMITED

By:	TESSLER FMC LLC, its general partner

By:	/s/ Andrea Tessler
	Name:	Andrea Tessler
	Title:	Manager

TESSLER FAMILY LIMITED PARTNERSHIP

By:	APRES VOUS LLC, its general partner

By:	/s/ Andrea Tessler
	Name:	Andrea Tessler
	Title:	Manager

[SIGNATURE PAGE TO COOPERATION AGREEMENT]

Schedule 1

Party	Beneficially Owned Securities
Horizon Kinetics LLC	1,802,442
SoftVest Advisors, LLC	130,500[1]
Tessler Family Limited Partnership	1,300
ART-FGT Family Limited Partnership	10,330

1          Excludes: (i) 2,389 Securities owned by Oliver’s children, (ii) 350 Securities held in trusts for the benefit of Oliver’s grandchildren, (iii) 2,250 Securities held by Debeck LLC and Debeck Properties, LP, which Oliver controls in his capacity as an officer of such entities and (iv) 100 Securities owned by Oliver.  For the avoidance of doubt, the foregoing Securities shall not be deemed to be beneficially owned by SoftVest for purposes of this Agreement.

EXHIBIT 2

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

SOFTVEST, LP

	By:	SoftVest GP I, LLC its general partner
Date: March 15, 2019
	By:	/s/ Eric L. Oliver
		Name:	Eric L. Oliver
		Title:	President

SOFTVEST ADVISORS, LLC

Date: March 15, 2019
	By:	/s/ Eric L. Oliver
		Name:	Eric L. Oliver
		Title:	President

ERIC L. OLIVER

Date: March 15, 2019
	By:	/s/ Eric L. Oliver

ART-FGT FAMILY PARTNERS LIMITED

	By:	Tessler FMC LLC, its general partner

Date: March 15, 2019
	By:	/s/ Andrea Tessler
		Name:	Andrea Tessler
		Title:	Manager

TESSLER FAMILY LIMITED PARTNERSHIP

	By:	Apres Vous LLC, its general partner
Date: March 15, 2019
	By:	/s/ Andrea Tessler
		Name:	Andrea Tessler
		Title:	Manager

Allan R. Tessler

Date: March 15, 2019
	By:	/s/ Allan R. Tessler